Inflation Hedges Strategy Fund

(the “Fund”)

Class A Shares (Symbol: INHAX)

Class C Shares (Symbol: INHCX)

Class I Shares (Symbol: INHIX)

Class R Shares (Symbol: INHRX)

Supplement dated October 24, 2014

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated July 8, 2014

The following supplements information contained in the Fund’s current Prospectus and SAI.

On September 23, 2014, the U.S. Securities and Exchange Commission issued an order providing “manager of managers” exemptive relief for the Fund (the “Order”).  The Order permits the Fund’s Adviser, North Peak Asset Management LLC (the “Adviser”), subject to the approval of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, of the Trust, the Adviser or any sub-adviser), to appoint an unaffiliated sub-adviser or to materially amend the terms of an investment sub-advisory agreement with a sub-adviser without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund).

Accordingly, at a meeting of the Board held on October 20-21, 2014, the Board approved a new investment sub-advisory agreement with Taylor Investment Counselors LLC (“Taylor”), pursuant to which Taylor will serve as sub-adviser to the Fund effective October 27, 2014.

Additionally, the Adviser has determined to terminate its investment sub-advisory agreement with Commodity Strategies AG (“Commodity Strategies”).  Prior to the date of termination on October 24, 2014, Commodity Strategies had not been allocated and did not manage any assets of the Fund. Effective immediately, all references to Commodity Strategies in the Prospectus and SAI are hereby removed.

Effective October 24, 2014, the following information will supplement and supersede any contrary information contained in the Fund’s Prospectus and Statement of Additional Information (“SAI”):

Prospectus

Under the Heading “Summary Section—Investment Sub-Advisers,” the disclosure is deleted and replaced with the following:

Wellington Management Company, LLP (“Wellington Management”), Parametric Portfolio Associates, LLC (“Parametric”), Mellon Capital Management Corporation (“Mellon”), Taylor Investment Counselors LLC

(“Taylor”), The Boston Company Asset Management, LLC (“Boston Company”), City of London Investment Group (“CoL”), and each serve as the Fund’s investment sub-adviser (collectively, the “Sub-Advisers”).

Under the Heading “Summary Section—Portfolio Managers,” the disclosure is supplemented with the following:

Taylor Investment Counselors LLC
Ben E. Niedermeyer, CFA	Chief Investment Officer/Senior Partner/Portfolio Manager.	October 2014
Christopher M. Blakely	Chief Operating Officer/Partner/Portfolio Manager.	October 2014
Michael T. Whitney, CFA	Director of Research/Partner/Portfolio Manager.	October 2014

Under the Heading “Management of the Fund—The Sub-Advisers,” the first paragraph is deleted and replaced with the following:

The Adviser, on behalf of the Fund and, in certain cases, each Subsidiary, has entered into a sub-advisory agreement with each Sub-Adviser, and the Adviser compensates the Sub-Advisers out of the investment advisory fees it receives from the Fund.  Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Fund’s portfolio manager (see “Portfolio Managers” below).  The Adviser oversees the Sub-Advisers for compliance with the Fund’s investment objective, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style.  The Board of Trustees supervises the Adviser and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Adviser.  As previously disclosed, the Fund had applied for a “manager of managers” exemptive order with the SEC which would permit the Adviser, subject to the approval of the Board of Trustees (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, the Adviser or any Sub-Adviser) to appoint an unaffiliated Sub-Adviser or to materially amend the terms of an investment sub-advisory agreement with a Sub-Adviser without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by the Fund).  This arrangement was approved by the Board of Trustees and the Fund’s initial shareholder.  On September 23, 2014, the SEC granted the Fund and the Adviser the “manager of managers” exemptive relief (the “Order”). The Order permits the Fund to add or to change Sub-Advisers or to change the fees paid to such Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, the Adviser has the ultimate responsibility (subject to oversight by the Board of Trustees) to oversee any Sub-Advisers and recommend their hiring, termination and replacement, and the Adviser may, at times, recommend to the Board that the Fund change, add or terminate its Sub-Adviser; continue to retain its Sub-Adviser even though the Sub-Adviser’s ownership or corporate structure has changed; or materially change the investment sub-advisory agreement with a Sub-Adviser.  The Fund will notify shareholders of any change in the identity of a Sub-Adviser or the addition of a Sub-Adviser to the Fund.

Under the Heading “Management of the Fund—The Sub-Advisers,” the disclosure is supplemented with the following:

Taylor Investment Counselors LLC

The Adviser has entered into a sub-advisory agreement Taylor Investment Counselors LLC (“Taylor”) to manage a portion of the Fund’s assets using the Fund’s commodity strategy.  Taylor is located at 101 Federal Street, 22nd Floor Boston, Massachusetts 02110, and is a registered investment adviser.  Taylor is owned by three investment management professionals, Bernard E. Niedermeyer, Christopher M. Blakely and Michael T. Whitney.  Taylor has been providing investment services and investment advisory services to taxable and tax exempt clients for 23 years.  As of December 31, 2013, Taylor had approximately $677 million in assets under management.

Under the Heading “Management of the Fund—Portfolio Managers—The Sub-Advisers,” the disclosure is supplemented with the following:

Taylor Investment Counselors LLC

Ben E. Niedermeyer CFA - Senior Partner, Chief Investment Officer.  Ben E. Niedermeyer has been an investment professional for 39 years.  He started his investment management career in 1975 as a fixed income portfolio manager for the State of Montana’s Board of Investments.  After four years in that position, he moved onto Rainier National Bank in Seattle for two years as a security analyst and then to Janus Capital Corporation for eight years. He left there and joined Ferguson & Wellman, Inc., a Portland, Oregon money manager.  In 1989, he became an equity portfolio manager with The Boston Company.  In 1992, he became Vice President of Investment Research and Portfolio Manager at Harbor Capital Management where he became Managing Director and stayed until 2003.  He graduated from Carroll College in 1973 with a BA in Business and received his MBA in finance from the University of Oregon in 1975. He achieved his Chartered Financial Analyst designation in 1980. He is also a member of the Board of Trustees for Carroll College and a member of the Board of Directors for the New England Center for Children.

Christopher M. Blakely - Partner, Chief Operating Officer. Chris M. Blakely has been an investment professional for 15 years.  He joined the Adviser in 2001, having worked at Standish, Ayer & Wood where he was part of the Institutional Equity Group. He then moved within Standish, Ayer & Wood to the Taxable Client Group as an assistant portfolio manager for individuals, trusts, and foundations.  In this role, he gained extensive experience in the management of highly appreciated and individualized portfolios.  He earned a B.S. from Colorado State University in 1996.

Michael T. Whitney, CFA - Partner, Director of Research.  Michael T. Whitney has concentrated on investment research in his 23 year financial career.  He joined the Adviser at the beginning of 2004 from Investors Bank & Trust Co. where he was a senior financial analyst in corporate strategy.  He previously worked as a sell-side research analyst at Tucker Anthony Capital Markets and Advest, Inc.  He also spent time in two large financial institutions engaged in fund accounting, business analysis and portfolio administration.  He graduated from North Adams State College in 1989 with a BA in History and from Boston University in 1995 with an MBA, concentrating in finance. He achieved his Chartered Financial Analyst designation in 1999.

SAI

Under the Heading “The Sub-Advisers,” the disclosure is supplemented with the following:

Taylor Investment Counselors LLC

The Adviser has entered into a sub-advisory agreement Taylor Investment Counselors LLC (“Taylor”) to manage a portion of the Fund’s assets using the Fund’s commodity strategy.  Taylor is located at 101 Federal Street, 22nd Floor Boston, Massachusetts 02110, and is a registered investment adviser.  Taylor is owned by three investment management professionals, Bernard E. Niedermeyer, Christopher M. Blakely and Michael T. Whitney.  Taylor has been providing investment services and investment advisory services to taxable and tax exempt clients for 23 years.  As of December 31, 2013, Taylor had approximately $677 million in assets under management.

Under the Heading “Portfolio Managers,” the disclosure is supplemented with the following:

Taylor Investment Counselors LLC

Ben E. Niedermeyer CFA - Senior Partner, Chief Investment Officer.  Ben E. Niedermeyer has been an investment professional for 37 years.  He started his investment management career in 1975 as a fixed income portfolio manager for the State of Montana’s Board of Investments.  After four years in that position, he moved onto Rainier National Bank in Seattle for two years as a security analyst and then to Janus Capital Corporation for eight years. He left there and joined Ferguson & Wellman, Inc., a Portland, Oregon money manager.  In 1989, he became an equity portfolio manager with The Boston Company.  In 1992, he became Vice President of Investment Research and Portfolio Manager at Harbor Capital Management where he became Managing Director and stayed until 2003.  He graduated from Carroll College in 1973 with a BA in Business and received his MBA from the University of Oregon in 1975. He achieved his Chartered Financial Analyst designation in 1980. He is also a member of the Board of Trustees for Carroll College and the New England Center for Children.

Christopher M. Blakely - Partner, Chief Operating Officer. Chris M. Blakely has been an investment professional for 15 years.  He joined the Adviser in 2001, having worked at Standish, Ayer & Wood where he was part of the

Institutional Equity Group. He then moved within Standish, Ayer & Wood to the Taxable Client Group as an assistant portfolio manager for individuals, trusts, and foundations.  In this role, he gained extensive experience in the management of highly appreciated and individualized portfolios.  He earned a B.S. from Colorado State University in 1996.

Michael T. Whitney, CFA - Partner, Director of Research.  Michael T. Whitney has concentrated on investment research in his 23 year financial career.  He joined the Adviser at the beginning of 2004 from Investors Bank & Trust Co. where he was a senior financial analyst in corporate strategy.  He previously worked as a sell-side research analyst at Tucker Anthony Capital Markets and Advest, Inc.  He also spent time in two large financial institutions engaged in fund accounting, business analysis and portfolio administration.  He graduated from North Adams State College in 1989 with a BA in History and from Boston University in 1995 with an MBA, concentrating in finance. He achieved his Chartered Financial Analyst designation in 1999.

Portfolio Manager	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles
Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

Taylor Investment Counselors LLC
Ben E. Niedermeyer	0	$0	0	$0	610	$490 mm

Christopher M. Blakely	0	$0	0	$0	610	$490 mm

Michael T. Whitney	0	$0	0	$0	610	$490 mm

Material Conflicts of Interest

Taylor has a fiduciary duty to its investment advisory clients. That duty requires each employee to act solely for the benefit of clients. The conduct of Taylor and its employees must recognize that the clients’ interests always have priority over those of Taylor and its employees (including with respect to employee personal trading) and is based upon fundamental principles of openness, integrity, honesty and trust. Each employee is expected to adhere to the highest standard of professional and ethical conduct and should be sensitive to situations that may give rise to an actual conflict or the appearance of a conflict with our clients’ interests. Such conflicts could also have the potential to cause damage to Taylor’s reputation. Each employee is also required to comply with all applicable Federal Securities Laws. Each employee must exercise reasonable care and professional judgment to avoid actions that could put the image or reputation of Taylor at risk. Taylor’s Code of Ethics (the “Code”) sets forth the policy regarding employee conduct in those situations in which conflicts with our clients’ interests are most likely to be present or develop. The Code does not attempt to identify all possible conflicts of interest, and literal compliance with the Code will not shield the employee from sanctions for personal trading or other conduct that violates a fiduciary duty to clients. It is expected that employees will embrace and comply with both the letter and the spirit of the Code. Adherence to the Code is a basic condition of employment. If an employee has any doubt as to the appropriateness of any activity, believes that he or she has violated the Code, or becomes aware of a violation of the Code by another employee, the employee is obligated to bring these matters to the attention of Taylor’s Compliance Committee.

Portfolio Managers’ Compensation

Taylor offers its investment professionals and other staff a comprehensive benefits package, as well as a competitive salary.  Yearly bonuses are paid to investment professionals on a discretionary basis, depending on the profitability of the firm and certain other performance metrics determined by the firm’s management team. Taylor believes that the incentives that have been established give them the ability to attract and retain talented investment professionals necessary to deliver high quality investment management services.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 8, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7538.